UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

OceanTech Acquisitions I Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40450	85-2122558
(Commission File Number)	(IRS Employer Identification No.)

515 Madison Avenue, 8th Floor – Suite 8133

New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (929) 412-1272

_________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	OTECU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	OTECO	The Nasdaq Stock Market LLC
Redeemable Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	OTECW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the proposal in the Proxy Statement on Schedule 14A filed by OceanTech Acquisitions I Corp. (the “Company”) with the SEC on May 10, 2023 (the “Extension Proxy”) and amounts the Company would be required under its amended and restated articles of incorporation to deposit into its trust account to extend the deadline by which the Company must consummate an initial business combination (the “Charter Amendment”), on May 18, 2023, the Company and its sponsor, Aspire Acquisition LLC (the “Sponsor”), announced that, the Company entered into an unsecured, interest-free promissory note in favor of the Sponsor (the “Loan Agreement”), pursuant to which the Sponsor will loan the Company $30,000 per month for up to 12 1-month extension, up to an aggregate of $360,000 (the “Loan”).

The foregoing summary of the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Loan Agreement filed as Exhibit 1.1 and incorporated by reference.

Item 7.01.	Regulation FD Disclosure.

On May 18, 2023, the Company issued a press release announcing the Loan and the Proxy Amendment (defined below), and a copy of the press release is furnished as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 8.01	Other Items

Amendment and Restatement of Extension Proxy

On May 18, 2023, the Company filed an amendment to the Extension Proxy (the “Amendment”), which amends and restates in its entirety the Extension Proxy for the purposes of (i) revising the Extension Amendment Proposal (as defined therein) to clarify that the extension payments for the Company in connection with the Charter Amendment shall be $30,000 per month (up to an aggregate of $360,000) and that such amount(s) will be funded the Loan, and (iii) setting the approximate price per share to be paid for redemptions as $10.82 per share (from $10.79 per share as previously reported on the May 10, 2023 Current Report on Form 8-K). Other than the foregoing, no other changes have been made to the Extension Proxy.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Loan Agreement, by and between OceanTech Acquisitions I Corp. and Aspire Acquisition LLC, dated May 18, 2023.
99.1	Press Release dated May 18, 2023.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, OceanTech has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANTECH ACQUISITIONS I CORP.

Date: May 18, 2023	By:	/s/ Suren Ajjarapu
Name: Suren Ajjarapu Title: Chief Executive Officer (Principal Executive Officer)